Exhibit 10
HP Confidential                                             Lexmark Confidential


               PATENT CROSS-LICENSE AGREEMENT (amended redaction)

     This Agreement is effective October 1, 1996 between Hewlett-Packard Company, incorporated under the laws of the State of California, with a place of business at 3000 Hanover Street, Palo Alto, California 94304, U.S.A. ("HP"), and Lexmark International, Inc., incorporated under the laws of the State of Delaware, with a place of business at 740 New Circle Road, Lexington, Kentucky, 40511, U.S.A., ("Lexmark");

     Whereas, HP and Lexmark (formerly known as "IBM Information Products Corporation") have entered into a previous Agreement dated March 26, 1991 (hereinafter "Previous Agreement") relating to patent rights of HP and Lexmark;

     Whereas, HP has brought certain HP patents to Lexmark's attention in connection with certain Lexmark products;

     Whereas, Lexmark has brought certain Lexmark patents to HP's attention in connection with certain HP products;

     Whereas, HP and Lexmark desire to resolve these patent disputes amicably;

     Whereas, HP and Lexmark desire to promote individual research, advancement of printing technology, and development of new products; and

     Whereas, HP and Lexmark desire to each obtain greater design freedom for their own products and to avoid infringement of the other party's patents;

     Now, Therefore, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

1.   Definitions.

     1.1 "Subsidiaries" means any corporation or other business entity in which either party now or hereafter owns or controls more than fifty percent (50%) of the outstanding voting stock or other voting rights entitled to elect directors, but such corporation or entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

     1.2 "Licensed Patents" means any and all patents throughout the world, including utility models and including design patents/registrations for type fonts (but not including any other design patents, industrial designs or design registrations) issued or issuing on applications entitled to a first effective filing date before * under which patents or applications therefor either party (as a Licensor) or any of its Subsidiaries now has or hereafter obtains the right to grant licenses to the other party (as a Licensee) of or within the scope granted herein *

*Confidential portion has been omitted and filed separately with the Securities and Exchange Commission ("SEC")

HP Confidential                                             Lexmark Confidential



                                       *
                                       *                      The term "Licensed
Patents" shall also include any patent reissuing on any of the aforesaid
patents.                               *
                                       *

     1.3   "Printers"   means   any    instrumentalities    or   aggregates   of
instrumentalities  primarily  designed to apply marks to media,  but only to the
extent such  instrumentalities  or  aggregates  of  instrumentalities  are   *
                                       *
                                       *
          "Printers may include, but is not limited to,formatters, type fonts,
and                                    *
                                       *
          "Printers" does not include                  *
                                       *
                                       *

     1.4 "Print Mechanisms" means any Printers or substantial portions thereof that are physically incorporated in larger devices that perform substantial functions in addition to printing, including but not limited to copying, scanning, faxing, and word processing.
"Print Mechanisms" is limited to                        *
                                       *
                  *              Any  part of a Print  Mechanism  that is  used
                         *
                  * shall be considered to be included in the Printer portion of the Print Mechanism.

     1.5 "OEM Inkjet Printer Subassemblies" means parts or subassemblies that are (a) manufactured by or for either party and sold by either party to a third party for assembly into Inkjet printers or Inkjet print mechanisms other than
Printers or Print Mechanisms                         *
                                       *

     1.6 "Printer Consumables" means any articles used to replace items that are used in or by Printers, Print Mechanisms or typewriters and that are also consumed, used up or emptied as a normal result of printing, but only to the
extent such articles:                                        *
                                       *
                                       *






*Confidential portion has been omitted and filed separately with the SEC

HP Confidential                                             Lexmark Confidential

          *                 For example,                                    *
                                   *
                                   *
                                            "Printer Consumables" include items
such as                            *
                                   *
                                                                        "Printer
Consumables" does not include      *

     1.7 "Customized OEM Consumables" means consumables that are

                                   *

                                   *

     1.8 "Printer  Consumable  Components" means parts of Printer Consumables or
Customized  OEM  Consumables  that are                   *
                            *                     and  includes  items  such as
thermal inkjet printhead primitives, orifice plates, flex circuits, print cartridge or printhead unit bodies, ink cartridge parts, toner cartridge parts, electrophotographic parts, ribbon cartridge parts, and the like. "Printer Consumable Components" does not include
           *

     1.9 "Printer Accessories" means optional items that may be added onto, bundled with, or installed within a Printer or Print Mechanism to enhance its
functionality, to the extent such optional items are                 *

                                 *

                                 *

                                 *
                                                                        "Printer
Accessorie" include items such as                       *
                                 *
                                                  Notwithstanding the foregoing,
"Printer Accessories" does not include                   *

                                 *

                                 *


*Confidential portion has been omitted and filed separately with the SEC

HP Confidential                                             Lexmark Confidential


     1.10"Print  Media" means items that receive  marks from a Printer or Print
Mechanism during a printing process, but only to the extent           *

                                       *

                                       *

       * "Print Media" includes items such as paper, transparencies, card stock and the like.

   1.11     "Licensed Products" means any one or more of and only the following:
             (a)      Printers;
             (b)      Print Mechanisms;
             (c)      Printer Service Items;
             (d)      typewriters;
             (e)      OEM Inkjet Printer Subassemblies;
             (f)      Printer Consumables;
             (g)      Customized OEM Consumables;
             (h)      Third Party Inkjet Consumables;
             (i)      Printer Consumable Components;
             (j)      Printer Accessories;
             (k)      Print Media;
             (l)      Printer Consumable Material; and
             (m) manufacturing apparatus and methods used to fabricate any one or more of (a) through (l) above.

     1.12  "Printer  Consumable  Material"  means toner,  ink,  ribbons or other
            matter    *   that is sold or transferred and shipped by a party as
            follows:

                                        *

                                        *

                                        *

     1.13 "Inkjet" means printing technology in which thermal energy is used to eject droplets of ink onto a medium to create images or text.

     1.14 "Inkjet Products" means the following items, but only to the extent they employ Inkjet Technology or are designed to be used with items that employ
Inkjet technology:                      *




*Confidential portion has been omitted and filed separately with the SEC

HP Confidential                                             Lexmark Confidential



                                       *

                                       *


     1.15 "Design Patents" means any and all design patents, industrial designs or design registrations issued or issuing on applications entitled to a filing
date before         *             under which patents or  applications  therefor
either party (as a Licensor) or any of its Subsidiaries now has or hereafter obtains the right to grant licenses to the other party (as a Licensee) of or
within the scope granted herein              *

                                             *

                                             *

     1.16 "Specialized Inkjet Technology" means the items set forth below to the
extent they are unique to or specially adapted to Inkjet technology,      *
                                             *

                                             *

                                             *

                                             *

     1.17 "Third  Party  Inkjet  Consumables"  means any  articles        *
designed to replace articles that                        *
               *                                      are consumed, used up or
emptied as a normal result of printing,                  *

                                             *


             For example,                                *

                                             *

                                             *







*Confidential portion has been omitted and filed separately with the SEC

HP Confidential                                             Lexmark Confidential


     1.18 "Printer  Service Items" means parts or  subassemblies  of Printers or
Print Mechanisms that are sold as service items                *
                                           *

                                           *

                                           *

                                           *

     1.20 "Acquired Printer Company Products" means printers or print mechanisms
that both                                  *

                                           *

                                           *

       *       "Acquired Printer Company Products" does not in any event include
                                           *

     1.21 "Product Platform" means:(a) a Printer or Print Mechanism that forms the basis of subsequent Product Models (all such Product Models having the same
   *                                           *
   *                (b) a Printer Consumable that forms the basis of subsequent
Product Models all such Product Models having the same             *
                                           *

                                           *             For example,

                                           *

                                           *
                 *                     are each separate Product Platforms.

     1.22 "Product  Models"  means models of  Printers,  Print  Mechanisms  and
Printer Consumables that are                     *
                                          *
 with the exception of:                   *                    cosmetic details,

                                          *
                                          *
                      cosmetic details,                   *
          *                          For example                        *



*Confidential portion has been omitted and filed separately with the SEC

HP Confidential                                             Lexmark Confidential


       * each of the following sets of products are different Product Models of the same Product Platform:

                                      *

                                      *

                                      *

2.   Previous Agreement.

                                      *

                                      *

                                      *

     2.2 Paragraph 5.2 of the Previous Agreement is hereby terminated in all respects and is not replaced by any provision of this Agreement.

     2.3 Paragraph 5.3 of the Previous Agreement is hereby terminated in all respects and is not replaced by any provision of this Agreement.

3.   Grants and Releases.

     3.1 Each party (as a Releasing Party) forever releases and discharges the other party (as a Released Party), its Subsidiaries and all purchasers and users of Licensed Products sold by the Released Party or any of its Subsidiaries before the effective date of this Agreement from all claims and liabilities for any infringement of the Licensed Patents prior to the effective date of this Agreement with respect to those products.

     3.2 Subject to the limitations set forth in paragraphs 3.2.1 and 3.2.2 below, each party (as a Licensor) hereby grants to the other party (as a Licensee) and its Subsidiaries a worldwide, royalty free, non-exclusive license, without the right to sublicense, to make, have made (as provided below in
Section 4), use,  import,  offer for sale,  sell,  or otherwise  dispose of: (a)
Inkjet  Products  (excluding  OEM Inkjet Printer  Subassemblies  and Third Party
Inkjet  Consumables)                             *
                      *        (b) OEM Inkjet Printer  Subassemblies  and Third
Party Inkjet Consumables                *           and (c) all other Licensed
Products                  *

         3.2.1    Each party (as a Licensor)  agrees             *

                                *
                                *

*Confidential portion has been omitted and filed separately with the SEC

HP Confidential                                             Lexmark Confidential

                                       *

                                       *

                                       *

         3.2.2    Notwithstanding the foregoing,              *

                                       *

         3.3      Neither party will enforce                  *

                                       *

                                       *

                                       *

     3.4 This  Agreement is a patent cross license  agreement.  Neither party is
licensed under the  copyrights                      *
                                                    *
mask works, trademarks, trade names, trade dress, or trade secrets (or other confidential information) of the other party. Nothing in this Agreement shall be read to authorize either party to make any representations to the contrary
to third parties                               *
                                       *

     3.5 Each party (as a Licensor) grants to the other party (as a Licensee) and its Subsidiaries a worldwide, non-exclusive license under the Licensed Patents, without the right to sublicense, to make, have made (as provided in
Section 4), use, import, offer for sale, sell, or otherwise dispose of (a) Acquired Printer Company Products, but only for a period ending * after the acquisition of the respective acquired third party, and (b) spare parts and accessories (but not consumables) for Acquired Printer Company Products, but
only for a period  ending       *   after the  acquisition  of the  respective
acquired party,  at a royalty rate equal to the lesser of (1)      *   realized
from the  sale of  Acquired  Printer  Company   Products  and  spare parts and
accessories for those products  for  each  patent practiced  by  the  products
licensed  under  this Subsection  3.5,  (2)          *       realized  from the
sale of such products, and (3) the royalty rate that would have applied under any separate agreement between the Licensor and the respective acquired party had such party not been acquired. In the event either party (as a Licensee) fails to cure a material breach of this Subsection 3.5 within sixty (60)days after the date of receipt of written notice of such breach, the other party (as a Licensor) may terminate the licenses granted to the Licensee pursuant to this Subsection 3.5.

*Confidential portion has been omitted and filed separately with the SEC

HP Confidential                                             Lexmark Confidential


     3.6 If an entity ceases to be a Subsidiary, then all rights and licenses granted to that Subsidiary under this Agreement shall automatically terminate.

4.   Have-Made Rights.

     4.1 Subject to Subsection  4.3, any license  granted under any of the above
provisions to have Printers, Print Mechanisms, typewriters,            *
                                         *
       * made by a third-party manufacturer for the use, importation, offer for sale, sale or other disposition by a party or any of its Subsidiaries requesting such making ("the Requesting Party") shall be restricted to all of the following conditions:

          4.1.1 The designs, specifications and working drawings for the manufacture of such products must be owned and furnished by, and also must originate with the Requesting Party (or with the Requesting Party's contractor, whether or not the contractor is also the third party manufacturer);

          4.1.2 Unless the Requesting Party's contractor is the third party manufacturer, the designs, specifications and working drawings must be in sufficient detail that substantially no additional designing by the third-party manufacturer is required other than adaptation to the production processes and standards normally used by the third-party manufacturer, which adaptation changes the characteristics of such products only to a negligible extent; and

          4.1.3 Any products made pursuant to this Subsection 4.1 by a third-party manufacturer shall be purchased by the Requesting Party.

          4.1.4 If a third party contractor or manufacturer originates the designs, specifications and working drawings of Printers, Print Mechanisms,
     typewriters,                            *
               * any patents or patent applications, which are based on inventions made in the contract, and which cover such products or any portion thereof, must be licensable by the Requesting Party to the other party on a royalty-free basis and subject to the terms and conditions of this Agreement.
                                         *

                                         *

                                         *






*Confidential portion has been omitted and filed separately with the SEC

HP Confidential                                             Lexmark Confidential

                                    *

                                    *

                                    *



          4.2 Subject to  Subsection  4.3, any license  granted under any of the
     above  provisions  to have Printer  Consumables            *
                     * made by a third-party manufacturer for the use, importation, offer for sale, sale or other disposition by a party or any of its Subsidiaries requesting such making ("the Requesting Party") shall be restricted to all of the following conditions:

               4.2.1 The designs, specifications and working drawings for the manufacture of such products must be owned by, furnished by, and originate with the Requesting Party;

               4.2.2 The designs, specifications and working drawings must be in sufficient detail that substantially no additional designing by the third-party manufacturer is required other than minor adaptation to the production processes and standards normally used by the third-party manufacturer, which adaptation changes the characteristics of such products only to a negligible extent; and

               4.2.3 Any products made pursuant to this Subsection 4.2 by a third party manufacturer shall be purchased by the Requesting Party.

          4.3 Solely with regard to           *    any license granted under any
     of the above provisions to have Licensed Products made by a third-party manufacturer for the use, importation, offer for sale, sale or other disposition by a party or any of its Subsidiaries requesting such making ("the Requesting Party") shall be restricted to all of the following conditions:

               4.3.1 The designs, specifications and working drawings for the manufacture of such products must be owned by, furnished by, and originate with the Requesting Party;

               4.3.2 The designs, specifications and working drawings must be in sufficient detail that substantially no additional designing by the third-party manufacturer is required other than minor adaptation to the production processes




*Confidential portion has been omitted and filed separately with the SEC

HP Confidential                                             Lexmark Confidential

     and  standards  normally  used  by  the  third-party  manufacturer,   which
     adaptation  changes  the   characteristics  of  such  products  only  to  a
     negligible extent; and

          4.3.3 Any and all products made pursuant to this Subsection 4.3 by a third-party manufacturer shall be purchased by the Requesting Party.

          4.3.4  This  have-made  right is not  granted  by  either  party   *
                                         *
                      *       However,  Licensed Products that incorporate   *
                   *                                  may be shipped into any of
     the foregoing             *        and combined        *     so long as no
                                         *

          4.4 This have-made right is granted only in situations where the Requesting Party: (a) maintains ownership or control of any equipment *
                          *             and (b) takes      *       steps,    *
                       *               to prevent use             *
                       *         by any third party              *
                       *

5.        Warranty and Disclaimer.

          5.1 Each party warrants that it has the right to grant the licenses set forth in Section 3 hereof. Neither party makes any other representations or warranties, express or implied, nor does either party assume any liability with respect to any infringement of patents or other rights of third parties due to the other party's operation under the licenses granted herein, nor does either party assume any responsibility for enforcement of its patents against third parties.

          5.2 Lexmark warrants that Lexmark International Group, Inc. ("LIG") and its subsidiaries (other than Lexmark or Subsidiaries of Lexmark) currently do not own any patents. In the event LIG itself becomes the owner of any patents, which if owned by Lexmark would be within the scope of the Licensed Patents as defined in this Agreement, Lexmark also warrants that it will cause such patents to be licensed to HP and its Subsidiaries on the same basis as the Licensed Patents.

               5.2.1 In the event that any subsidiary of LIG (other than Lexmark or a Subsidiary of Lexmark) becomes the owner of any patents, which if owned by Lexmark would be within the scope of the Licensed Patents as defined in this Agreement, the parties agree that HP may elect in writing to be licensed under such patents, whereupon such subsidiary shall be treated as though it were a Subsidiary of Lexmark for all purposes of this Agreement until such subsidiary ceases to be a subsidiary of either LIG or Lexmark. In the event of any such election by HP, Lexmark further warrants that it will cause any such subsidiary of

*Confidential portion has been omitted and filed separately with the SEC

HP Confidential                                             Lexmark Confidential


LIG to be bound by the terms and conditions of this Agreement as though such subsidiary were a Subsidiary of Lexmark.

6.   Confidentiality.

     6.1 The parties agree that although the existence of this Agreement is not confidential, the terms are confidential. Each party shall use the same degree of care to prevent disclosure of the terms of this Agreement to any third party as it uses to protect its own most sensitive confidential information. In no event will this obligation of confidentiality preclude any disclosure required by law or by a regulatory authority, provided that prior to making any such disclosure of the terms of this Agreement a party shall promptly consult in advance with the other party and shall use all commercially reasonable efforts to obtain written assurance that confidential treatment will be accorded to such information. If any party determines upon the advice of counsel that this Agreement or any part of it is required to be filed with the Securities and Exchange Commission, the parties agree that: (a) confidential treatment shall be sought for the provisions of the Agreement as indicated by the redacted copy of this Agreement attached hereto as Exhibit 4, (b) the party making the filing shall give the other party the opportunity to review and provide input on the filing and the confidential treatment request, and (c) the filing party will give the other party a copy of any submission. The parties further agree that neither party will issue a press release or otherwise make a public announcement relating to the existence or provisions of this Agreement without the prior written consent of the other party, except as set forth in Exhibit 3 in the case of Lexmark and as may be adapted with respect to company specific information in the case of either HP or Lexmark.

     6.2 Notwithstanding the provisions of Subsection 6.1, if either party determines that a potential Change of Control may take place with regard to a particular third party and that it is reasonably necessary to disclose the terms of Section 7 and Exhibit 2 of this Agreement, then such party may disclose such information, provided such party shall use all commercially reasonably efforts to obtain written assurance that confidential treatment will be accorded such information.

     6.3 In the event of termination of a license under Section 7 of this Agreement, each party may make a public disclosure (subject to the provisions of Subsection 6.1) concerning the termination and the surviving licenses.

7.   Term and Termination.

     7.1 The term of this Agreement shall be from the effective date hereof until the expiration of the last to expire of the patents licensed hereunder.

     7.2 All licenses granted by this Agreement under      *
    *      may be terminated: (a)by HP if a Change of Control,  as defined in
 Exhibit 2, occurs with respect to Lexmark, LIG, or any successor entity to either of them; or (b) by

*Confidential portion has been omitted and filed separately with the SEC

HP Confidential                                             Lexmark Confidential


Lexmark if a Change of Control, as defined in Exhibit 2, occurs with respect to HP or any successor entity to it. In order to be effective, such termination must be in accordance with paragraphs 7.2.1 and 7.2.2.

          7.2.1 Any termination pursuant to this Subsection 7.2 shall be effective as of the date that such Change of Control takes place provided that the party terminating the licenses gives written notice to the other party as set forth in paragraph 7.2.2.

          7.2.2 Each party shall give the other party prompt written notice of the occurrence of a Change of Control of such party. The party seeking to terminate licenses pursuant to this Subsection 7.2 must provide the terminated party with written notice of termination within ninety (90) days of the date of receipt of the notice of the occurrence of a Change of Control or the licenses shall remain in effect.

          7.2.3 Notwithstanding any provisions to the contrary, in the event of a termination of licenses pursuant to this Section 7, the terminating party (as a Licensor) hereby grants to the terminated party (as a Licensee) and its Subsidiaries a worldwide, royalty-free, non-exclusive license under *
       * to make, have made (as provided in Section 4), use, import, offer for sale, sell or otherwise dispose of Licensed Products as follows:

          (a) Printer Accessories, Printer Service Items, Printer Consumables, Customized OEM Consumables, Printer Consumable Components, Print
          Media, and Printer Consumable  Material:  (i) for a period    *  from
          the date of termination, and (ii) commencing   *    after termination,

                                      *
                   * but only to the extent that Licensee is required by law or by standard government contract obligations still
          in force                                 *

          (b)  Printers, Print Mechanisms, and typewriters for a period    *
               from the date of termination                 *
                             *

               7.2.4 Any termination of licenses pursuant to this Subsection 7.2 shall not relieve the party whose licenses are terminated of any obligation or liability accrued hereunder, and such termination shall not affect in any manner any licenses or other rights granted to the other party under this Agreement. In the event of the termination of any patent licenses under this Subsection 7.2, all other rights and obligations under this Agreement shall remain in effect.



*Confidential portion has been omitted and filed separately with the SEC

HP Confidential                                             Lexmark Confidential


               7.3 Except as otherwise provided in this Section 7 and in Subsection 3.5, in the event either party fails to cure or is unable to cure a material breach of this Agreement within sixty (60) days after receipt of written notice of such breach, the other party may bring an action for breach under this Subsection 7.3. The non-breaching party shall be entitled only to damages and/or injunctive relief, except in cases where damages and/or injunctive relief would not be equitable for a particular material breach. In any such case, upon a final judicial determination that a material breach has occurred and was not timely cured or cannot be cured as provided in this Subsection 7.3 and that other relief is not equitable, the
          breaching  party's licenses under            *                 may be
          terminated effective as of the date of receipt of written notice of such material breach by the breaching party. The parties agree that in the event of such a termination of the breaching party's
          licenses   under                       *           the  non-breaching
          party shall only be licensed under the breaching party's      *
          entitled to a first effective filing date prior to the effective date of such termination. The parties further agree that in no event shall any remedy for breach include termination of the licenses to
          either  party under                   *           such  licenses   *
                      * and all the limitations and obligations associated with those licenses shall remain in effect.

8.        Miscellaneous.

          8.1 Merger: This Agreement (including attached Exhibits 1, 2, 3 and 4)
     constitutes the entire Agreement  between the parties relating to    *
                                           *
                                           *
              and to this extent supersedes all prior proposals, agreements, representations and other communications between the parties with respect
     to                                    *
                                           *

          8.2 Amendment: No change in the provisions of this Agreement shall be valid unless in writing and signed by both parties.

          8.3 Assignment: Neither party may assign, sublicense, or otherwise transfer its rights and obligations under this Agreement to any party at any time under any circumstances, without the prior written consent of the other party, including, without limitation, in the event of a Change of Control (as defined in Exhibit 2) or by operation of law; provided, however, that (a) with respect to an assignment by operation of law, the consent of HP shall not be unreasonably withheld in any of the following cases: (i) a consolidation of Lexmark with LIG in which neither Lexmark nor LIG survives, (ii) a merger of Lexmark with a Lexmark Qualified Subsidiary in which Lexmark is not the surviving corporation, or (iii) a merger of Lexmark with a subsidiary of LIG (other than Lexmark) in which Lexmark is not the surviving corporation and such LIG subsidiary is subject to jurisdiction in the United States, was formed exclusively to acquire Lexmark



*Confidential portion has been omitted and filed separately with the SEC

HP Confidential                                             Lexmark Confidential


and has no operating assets or independent business operations; and (b) with respect to an assignment by operation of law, the consent of Lexmark shall not be unreasonably withheld in either of the following cases: (i) a consolidation of HP with an HP Qualified Subsidiary in which neither HP nor the HP Qualified Subsidiary survives, or (ii) a merger of HP into an HP Qualified Subsidiary in which HP is not the surviving corporation.

          8.3.1 For purposes of this Subsection 8.3, "Lexmark Qualified Subsidiary" means a Lexmark (a) wholly-owned subsidiary, (b) less than wholly-owned but at least majority-owned subsidiary so long as any such merger or consolidation is undertaken predominantly for corporate structuring purposes and not pursuant to any written or oral agreement with any Person which is not a Subsidiary, or (c) Subsidiary, the only shares of which that are owned by Persons other than Lexmark or any of its Subsidiaries are directors' qualifying shares or shares owned solely to satisfy local law ownership requirements.

          8.3.2 For purposes of this Subsection 8.3, "HP Qualified Subsidiary" means an HP (a) wholly-owned subsidiary, (b) less than wholly-owned but at least majority-owned subsidiary so long as any such merger or consolidation is undertaken predominantly for corporate structuring purposes and not pursuant to any written or oral agreement with any Person which is not a Subsidiary, or (c) Subsidiary, the only shares of which that are owned by Persons other than HP or any of its Subsidiaries are directors' qualifying shares or shares owned solely to satisfy local law ownership requirements.

          8.3.3 Any permitted successors or assigns of either party shall be bound by the terms and conditions of this Agreement.

     8.4 Neither party shall assign or convey any of its Licensed Patents (or applications therefor) unless such assignment or conveyance is made subject to the terms and conditions of this Agreement.

     8.5 Disputes: With regard to any dispute arising out of this Agreement, the parties shall first attempt to settle the same by means of amicable, sensible and generally reasonable discussions and/or negotiations held between the parties for at least sixty (60) days before filing any suit or action.

     8.6 Waiver: The failure or delay of either party in exercising any of its rights hereunder, including any rights with respect to a breach of any obligation to pay royalties by the other party, shall in no way operate as a waiver of such rights or prevent the assertion of such rights with respect to any later breach or default by such other party.

     8.7 Exhibits: Exhibits 1, 2, 3 and 4 referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein.

HP Confidential                                             Lexmark Confidential


     8.8 Headings and Days: The headings used in this Agreement are for reference and convenience only and shall not be used in interpreting the provisions of this Agreement. All references to "days" in this Agreement shall mean calendar days unless otherwise stated.

     8.9 No Other Licenses: Nothing contained in this Agreement shall be deemed to grant, either directly or by implication, estoppel, or otherwise, any licenses under patents or other intellectual property rights other than as specifically provided in this Agreement.

     8.10 Unenforceability: Should any provision of this Agreement be held unenforceable, such holding shall not affect the validity and enforceability of the remaining provisions of this Agreement.

     8.11 Notice: Any notice or acceptance provided for in this Agreement shall be in writing and (except as otherwise provided in Subsection 3.5, 7.2 and 7.3) shall be deemed to have been given on the date such communication is deposited in certified or registered first class mail, in an appropriately stamped envelope, addressed as follows (or to such other address as a party shall designate by written notice given to the other party):

                  Director of Patents and Licenses
                  Legal Department
                  Hewlett-Packard Company
                  3000 Hanover Street
                  Palo Alto CA  94303

                  General Counsel
                  Lexmark International, Inc.
                  740 New Circle Road, N.W.
                  Lexington, Kentucky  40511

     8.12 Waiver and Release:  The parties hereto  acknowledge  the existence of
Section 1542 of the Civil Code of the State of California which reads as follows:

     A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

The parties hereby respectively expressly waive and relinquish all rights and benefits under Section 1542, and any law or legal principle of similar effect in any jurisdiction, with respect to the releases granted in Subsection 3.1.

     8.13 Choice of Law: This Agreement shall be governed by the laws of the State of California.

HP Confidential                                             Lexmark Confidential


In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on the day and year first set forth above.


Hewlett-Packard Company             Lexmark International, Inc.

By:  /s/ Antonio Perez              By:  /s/ Paul J. Curlander
     ----------------------              --------------------------
Typed Name:  Antonio Perez          Typed Name:  Paul J. Curlander
             ---------------                     ------------------
Title:Vice President,Gen. Mgr.      Title:Exec. Vice President,Operations
      ------------------------            -------------------------------

HP Confidential                                             Lexmark Confidential



                                    EXHIBIT 1

                           *     Printer Consumables      *

                                       *

                                       *



The Printer Consumables identified in this Exhibit also include           *
               *





























*Confidential portion has been omitted and filed separately with the SEC

HP Confidential                                             Lexmark Confidential

                                    EXHIBIT 2


"Actual Voting Power" with respect to a corporation  shall mean the total number
 -------------------
of votes that may be cast in the election of directors (or other managing authority if not a corporation) of such corporation at any meeting of stockholders of such corporation, assuming all shares of common stock and other securities of such corporation entitled to vote generally in the election of directors of such corporation were present and voted at such meeting, other than votes that may be cast only by one class or series of stock (other than common stock) upon the happening of a contingency. Options and other convertible securities, prior to the exercise or conversion of any such securities, shall not count for the purposes of determining "Actual Voting Power" in this Exhibit 2.

"Affiliate"  shall mean, when used with respect to a specified  Person,  another
 ---------
Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.

"Benefit Plan" shall mean any Person who is both (1) any of an employee  benefit
 ------------
plan, employee stock ownership plan or pension fund which would be subject to the provisions of the Employee Retirement Income Security Act of 1974, as
amended, if it were governed by U.S. law, and                    *

                                            *
                                            *
                                            *
                                            *

                   * not with the purpose or with the effect of changing or influencing the control of HP, Lexmark or LIG or in connection with or as a participant in any transaction having any such purpose or effect, including any transaction described in Rule 13d-3(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")

                                             *
                                             *
                * and not with the purpose or with the effect of changing or influencing the control of Lexmark or LIG or in connection with or as a participant in any transaction having any such purpose or effect, including any transaction described in
               Rule 13d-3(b) of the Exchange Act                *
                *

A "Change of  Control"  shall have  occurred  with  respect to an entity for the
   ------------------
purposes of this Agreement if any one or more of the following shall occur:

*Confidential portion has been omitted and filed separately with the SEC

HP Confidential                                             Lexmark Confidential


                    (1) The entity or any of its Subsidiaries  shall consolidate with, or merge with and into, any other Person and the other Person shall be the continuing or surviving corporation (other than with any of its or, if the entity is Lexmark, its parent holding company's (A) wholly-owned subsidiaries, (B) less than wholly-owned but at least a majority-owned subsidiary so long as any such merger or consolidation is undertaken predominantly for corporate structuring purposes and not pursuant to any oral or written agreement with a Person which is not a Subsidiary, or (C) Subsidiary, the only shares of which that are owned by Persons other than the entity or any of its Subsidiaries are directors' qualifying shares or shares owned solely to satisfy local law ownership requirements), and as a part of such transaction such other Person or its Subsidiaries or shareholders become the owner of Equity Securities representing more than fifty percent (50%) of the Actual Voting Power of the entity.

                    (2) Any Person or any of its Subsidiaries  shall consolidate with the entity, or merge with and into the entity and the entity shall be the continuing or surviving corporation of such consolidation or merger (other than any consolidation or merger with any of such entity's or, if the entity is Lexmark, its parent holding company's (A) wholly-owned subsidiaries, (B) less than wholly-owned but at least a majority-owned subsidiary so long as any such merger or consolidation is undertaken predominantly for corporate structuring purposes and not pursuant to any written or oral agreement with any Person which is not a Subsidiary or, (C) Subsidiary, the only shares of which that are owned by Persons other than the entity or any of its Subsidiaries are directors' qualifying shares or shares owned solely to satisfy local law ownership requirements) and, in connection with such consolidation or merger, all or part of the capital stock shall be changed into or exchanged for stock or other securities of any Person (including the entity) or cash or any other property, and as a part of such transaction such other Person or its Subsidiaries or shareholders become the owner of Equity Securities representing more than fifty percent (50%) of the Actual Voting Power of the entity.

                    (3) Any  Person  other  than an  Exempted  Person  has:  (A)
               acquired direct or indirect ownership of Equity Securities representing more than fifty percent (50%) of the Actual Voting Power of such entity as a result of an open market purchase, privately negotiated purchase, merger or otherwise, or (B) consummated a tender or exchange offer resulting in that Person obtaining direct or indirect ownership of Equity Securities representing more than fifty percent (50%) of the Actual Voting Power of the entity. In no event will the Equity Securities of a Third Party Benefit Plan be counted as owned by such Person in determining the percentage of Actual Voting Power represented by such Person's ownership of Equity Securities.

HP Confidential                                             Lexmark Confidential


                    (4) With respect to LIG or Lexmark, if any one of the Restricted Companies has: (A) directly or indirectly acquired Equity Securities representing twenty-five percent (25%) or more of the Actual Voting Power of Lexmark or LIG as a result of an open market purchase, privately negotiated purchase, merger or otherwise, or (B) consummated a tender or exchange offer resulting in that Restricted Company obtaining ownership directly or indirectly of Equity Securities representing twenty-five percent (25%) or more of the Actual Voting Power of Lexmark or LIG (either (4)(A) or (4)(B) is referred to as a "Restricted Company Purchase"). Except as provided in paragraph (4)(i)(a) below, in no event will the Equity Securities of a Restricted Company Benefit Plan be counted as owned by such Restricted Company in determining the percentage of Actual Voting Power represented by such Restricted Company's ownership of Equity Securities.

                                             *
                         terminates any licenses granted to    *
               *    because a Change of Control described in this  subparagraph
               *    has occurred,               *    revive such  licenses and
                    cause them to be in full force and effect in the event that
                    either:                 *

                                             *
                                             *









*Confidential portion has been omitted and filed separately with the SEC

HP Confidential                                             Lexmark Confidential

                                                     *

                                                     *

                                                     *

                    (6) An entity shall file a voluntary  petition in bankruptcy or a Person shall file in a court of competent jurisdiction an involuntary petition in bankruptcy against an entity and such involuntary petition is not withdrawn, dismissed or stayed within ninety (90) days thereafter.

                    (7) An entity  which is  insolvent  shall be  liquidated  or dissolved;  provided,  however, that a merger in which the entity
                           ------------------
               is not the surviving or resulting corporation does not constitute a dissolution within the meaning of this subparagraph (7).

                                                     *
                                                     *
                                                     *
                                                     *

                            *                        *
                                                     *
                                                     *
                    *  the entity sells or otherwise disposes of all
                  or substantially all of its assets                *

                            *         Any of HP, LIG or Lexmark or any of their
                  respective Subsidiaries    *

                                             *

                                             *

                                             *










*Confidential portion has been omitted and filed separately with the SEC

HP Confidential                                             Lexmark Confidential

"Control," "controlled by" and "under common control with"shall mean possession,
 -------    -------------        -------------------------
directly or indirectly, of power to direct or cause the direction of management or policies, whether through ownership of securities or partnership, limited liability company or other ownership interests, by contract or otherwise.

"Equity Securities" shall mean any securities of a corporation  entitled to vote
 -----------------
generally in the election of directors of such corporation (or if not a corporation, for election of a similar managing body).

"Exempted  Person" shall mean LIG, Lexmark,  HP, any wholly-owned  subsidiary of
 ----------------
LIG, Lexmark or HP,                        *

                                           *

                                           *

                                           *

                                           *

                                           *





"Person"  shall mean any  individual,  firm,  corporation,  including HP, LIG or
 ------
Lexmark, partnership, limited liability company, trust, joint venture, "Group" within the meaning of Section 13(d)(3) of the Exchange Act, court, administrative agency or commission or other governmental agency or instrumentality, domestic or foreign, or any arbitrator, of competent jurisdiction, or other entity, and shall include any successor (by merger or otherwise) of such entity.

"Restricted Company or Restricted Companies" shall mean           *
 ------------------------------------------
                           *






*Confidential portion has been omitted and filed separately with the SEC

HP Confidential                                             Lexmark Confidential

                                        *

                                        *

                                        *

"Subsidiaries"  means any corporation or other business entity in which a Person
 ------------
now or hereafter owns or controls more than fifty percent (50%) of the outstanding voting stock or other voting rights entitled to elect directors, but such corporation or entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.































*Confidential portion has been omitted and filed separately with the SEC

HP Confidential                                        Lexmark Confidential

                                LETTER AGREEMENT

Reference is made to the Patent Cross-License Agreement effective October 1, 1996 (the "Agreement") between Hewlett-Packard Company, a California corporation, and Lexmark International, Inc., a Delaware corporation. Defined terms used herein and not otherwise defined shall have the meanings assigned to
them in the Agreement.                      *
              *

                                            *

                                            *

                                            *

                                            *

LEXMARK INTERNATIONAL, INC.                 HEWLETT-PACKARD COMPANY



By: /s/ Paul J. Curlander                   By: /s/ Antonio Perez
    ---------------------------                 ---------------------------
Typed Name:  Paul J. Curlander              Typed Name:  Antonio Perez
Title: Exec. Vice President Operations      Title: Vice President, General Mgr.
Date:  October 17, 1996                     Date:  October 17, 1996

HP Confidential                                        Lexmark Confidential

                                LETTER AGREEMENT

Reference is made to the Patent Cross-License Agreement effective October 1, 1996 (the "Agreement") between Hewlett-Packard Company, a California corporation, and Lexmark International, Inc., a Delaware corporation. Defined terms used herein and not otherwise defined shall have the meanings assigned to
them in the Agreement.                 *
                                   *

                                   *

                                   *



LEXMARK INTERNATIONAL, INC.                 HEWLETT-PACKARD COMPANY


By: /s/ Paul J. Curlander               By:  /s/ Antonio Perez
    ---------------------                    --------------------
Typed Name:  Paul J. Curlander          Typed Name:  Antonio Perez
Title:Exec. Vice President Operations   Title:  Vice President, General Mgr.
Date: October 17, 1996                  Date:  October 17, 1996

HP Confidential                                             Lexmark Confidential

                                   EXHIBIT 3
                                   ---------

                    LEXMARK INTERNATIONAL AND HEWLETT-PACKARD
                   AGREE TO CROSS-LICENSE PATENTS FOR PRINTERS

                     -- Pact resolves infringement claims --


     LEXINGTON, Ky., --------------,  1996 -- Lexmark International,  Inc. today
announced  it  has  signed  an  agreement   with   Hewlett-Packard   Company  to
cross-license  each other's patents filed prior to a specified  date.

     While the specific details of the agreement are confidential, the agreement generally gives the companies a worldwide license under the licensed patents for the manufacture and sale of printers, as well as accessories and consumable supplies designed for use with each company's own printers. The agreement resolves issues of patent infringement that had been raised by both companies and does not involve any royalty or other payments by either party.

     "Our customers will be the ultimate beneficiaries of this agreement, which gives us important flexibility and freedom in the continuing design and development of leading-edge printing solutions," said Marvin L. Mann, chairman and chief executive officer of Lexmark. "We are pleased to have resolved this issue to our mutual benefit."

     Lexmark holds nearly 2,000 patents worldwide and has filed more than 200 worldwide patent applications since its inception in 1991. The company has more than 100 cross-license agreements of various types with other companies. Lexmark first entered the color inkjet printer market in 1994 and now markets four models in retail channels -- the WinWriter 150c and the Color Jetprinter 1020, 2050 and 2070.

     Lexmark International, Inc., is a global developer, manufacturer and supplier of printing solutions and products, including laser, inkjet and dot-matrix printers and associated consumable supplies for the office and home markets. The company is a

HP Confidential                                        Lexmark Confidential


wholly owned subsidiary of Lexmark International Group, Inc. (NYSE: LXK). Lexmark, which had sales of $2.2 billion in 1995, has executive offices and its largest manufacturing center in Lexington, Ky.; other manufacturing centers are in Boulder, Colo.; Rosyth, Scotland; Orleans, France and Sydney, Australia. An additional facility will open in Juarez, Mexico, later this year.

     Information about Lexmark can be found in the company's home page at www.lexmark.com on the Internet. Editional contacts are: Jim Joseph, Lexmark International, Inc. (606) 232-2249; Stacie Savage, Hewlett-Packard Company (619) 655-4451.

HP Confidential                                             Lexmark Confidential

                                    EXHIBIT 4
                                    ---------

                    PATENT CROSS-LICENSE AGREEMENT (redacted)

         This Agreement is effective October 1, 1996 between Hewlett-Packard Company, incorporated under the laws of the State of California, with a place of business at 3000 Hanover Street, Palo Alto, California 94304, U.S.A. ("HP"), and Lexmark International, Inc., incorporated under the laws of the State of Delaware, with a place of business at 740 New Circle Road, Lexington, Kentucky, 40511, U.S.A., ("Lexmark");

        Whereas,   HP and Lexmark  (formerly known as "IBM Information  Products
Corporation") have entered into a previous Agreement dated March 26, 1991 (hereinafter "Previous Agreement") relating to patent rights of HP and Lexmark;

        Whereas,   HP has brought  certain HP patents to Lexmark's  attention in connection with certain Lexmark products;

        Whereas,   Lexmark has brought certain Lexmark patents to HP's attention in connection with certain HP products;

        Whereas,HP and Lexmark desire to resolve these patent disputes amicably;

        Whereas,   HP  and  Lexmark  desire  to  promote  individual   research,
advancement of printing technology, and development of new products; and

        Whereas,   HP and Lexmark  desire to each obtain  greater design freedom for their own products and to avoid infringement of the other party's patents;

        Now,   Therefore,  in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

1.      Definitions.

        1.1 "Subsidiaries" means any corporation or other business entity in which either party now or hereafter owns or controls more than fifty percent (50%) of the outstanding voting stock or other voting rights entitled to elect directors, but such corporation or entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

        1.2 "Licensed Patents" means any and all patents throughout the world, including utility models and including design patents/registrations for type fonts (but not including any other design patents, industrial designs or design registrations) issued or issuing on applications entitled to a first effective
filing date before                 under which patents or applications therefor
either party (as a Licensor) or any of its Subsidiaries now has or hereafter obtains the right to grant licenses to the other party (as a Licensee) of or within the scope granted herein.

HP Confidential                                             Lexmark Confidential

                                   EXHIBIT 4
                                   ---------



                                                   The term  "Licensed  Patents"
shall also include any patent reissuing on any of the aforesaid patents.




         1.3 "Printers" means









         1.4 "Print Mechanisms" means








         1.5 "OEM Inkjet Printer Subassemblies" means







         1.6 "Printer Consumables" means

HP Confidential                                             Lexmark Confidential

                                   EXHIBIT 4
                                   ---------












1.7 "Customized OEM Consumables" means











1.8 "Printer Consumable Components" means












1.9 "Printer Accessories" means

HP Confidential                                             Lexmark Confidential

                                   EXHIBIT 4
                                   ---------


1.10 "Print Media" means







1.11     "Licensed Products" means any one or more of and only the following:
          (a)      Printers;
          (b)      Print Mechanisms;
          (c)      Printer Service Items;
          (d)      typewriters;
          (e)      OEM Inkjet Printer Subassemblies;
          (f)      Printer Consumables;
          (g)      Customized OEM Consumables;
          (h)      Third Party Inkjet Consumables;
          (i)      Printer Consumable Components;
          (j)      Printer Accessories;
          (k)      Print Media;
          (l)      Printer Consumable Material; and
          (m) manufacturing apparatus and methods used to fabricate any one or more of (a) through (l) above.

1.12 "Printer Consumable Material" means









1.13 "Inkjet" means printing technology in which thermal energy is used to eject droplets of ink onto a medium to create images or text.

1.14 "Inkjet Products" means

HP Confidential                                             Lexmark Confidential


                                   EXHIBIT 4
                                   ---------























         1.17 "Third Party Inkjet Consumables" means

HP Confidential                                             Lexmark Confidential

                                   EXHIBIT 4
                                   ---------


1.18 "Printer Service Items" means

















1.20 "Acquired Printer Company Products" means










1.21 "Product Platform" means:







1.22 "Product Models" means

HP Confidential                                             Lexmark Confidential


                                   EXHIBIT 4
                                   ---------









2. Previous Agreement.

     2.2 Paragraph 5.2 of the Previous Agreement is hereby terminated in all respects and is not replaced by any provision of this Agreement.

     2.3 Paragraph 5.3 of the Previous Agreement is hereby terminated in all respects and is not replaced by any provision of this Agreement.

3.   Grants and Releases.

     3.1 Each party (as a Releasing Party) forever releases and discharges the other party (as a Released Party), its Subsidiaries and all purchasers and users of Licensed Products sold by the Released Party or any of its Subsidiaries before the effective date of this Agreement from all claims and liabilities for any infringement of the Licensed Patents prior to the effective date of this Agreement with respect to those products.

     3.2 Subject to the limitations set forth in paragraphs 3.2.1 and 3.2.2 below, each party (as a Licensor) hereby grants to the other party (as a Licensee) and its Subsidiaries a worldwide, royalty free, non-exclusive license, without the right to sublicense, to make, have made (as provided below in Section 4), use, import, offer for sale, sell, or otherwise dispose of: (a)
Inkjet Products (excluding OEM Inkjet Printer Subassemblies and Third Party Inkjet Consumables)
                            (b) OEM Inkjet Printer Subassemblies and Third Party

Inkjet Consumables                                   and (c) all other Licensed
Products

HP Confidential                                             Lexmark Confidential


                                   EXHIBIT 4
                                   ---------













         3.4 This Agreement is a patent cross license agreement. Neither party is licensed under the copyrights mask works,trademarks, trade names,trade dress, or trade secrets (or other confidential information) of the other party. Nothing in this Agreement shall be read to authorize either party to make any representations to the contrary to third parties

         3.5  Each  party  (as a  Licensor)  grants  to the  other  party  (as a
Licensee)  and its  Subsidiaries  a worldwide,  non-exclusive  license under the
Licensed Patents, without the right to sublicense, to make, have made (as provided in Section 4), use, import, offer for sale, sell, or otherwise dispose of (a) Acquired Printer Company Products, but only for a period ending after the acquisition of the respective acquired third party, and (b) spare parts and accessories (but not consumables) for Acquired Printer Company
Products,  but only for a period ending                after the acquisition of
the  respective  acquired  party, at  a royalty rate equal to the lesser of (1)
               realized from the sale of Acquired Printer Company Products and spare parts and accessories for those products for each patent practiced by
the products  licensed  under  this Subsection 3.5, (2)          realized from
the sale of such products, and (3) the royalty rate that would have applied under any separate agreement between the Licensor and the respective acquired party had such party not been acquired. In the event either party (as a Licensee) fails to cure a material breach of this Subsection 3.5 within sixty
(60) days after the date of receipt of written notice of such breach, the other party (as a Licensor) may terminate the licenses granted to the Licensee pursuant to this Subsection 3.5.

HP Confidential                                             Lexmark Confidential

                                   EXHIBIT 4
                                   ---------

       3.6 If an entity ceases to be a Subsidiary, then all rights and licenses granted to that Subsidiary under this Agreement shall automatically terminate.

4.       Have-Made Rights.

         4.1 Subject to Subsection 4.3, any license granted under any of the above provisions to have Printers, Print Mechanisms, typewriters, made by a third-party manufacturer for the use, importation, offer for sale, sale or other disposition by a party or any of its Subsidiaries requesting such making ("the Requesting Party") shall be restricted to all of the following conditions:

                  4.1.1 The designs, specifications and working drawings for the manufacture of such products must be owned and furnished by, and also must originate with the Requesting Party (or with the Requesting Party's contractor, whether or not the contractor is also the third party manufacturer);

                  4.1.2 Unless the Requesting Party's contractor is the third party manufacturer, the designs, specifications and working drawings must be in sufficient detail that substantially no additional designing by the third-party manufacturer is required other than adaptation to the production processes and standards normally used by the third-party manufacturer, which adaptation changes the characteristics of such products only to a negligible extent; and

                  4.1.3 Any products made pursuant to this Subsection 4.1 by a third-party manufacturer shall be purchased by the Requesting Party.

                  4.1.4 If a third party contractor or manufacturer originates the designs, specifications and working drawings of Printers, Print Mechanisms, typewriters,

         any patents or patent applications, which are based on inventions made in the contract, and which cover such products or any portion thereof, must be licensable by the Requesting Party to the other party on a royalty-free basis and subject to the terms and conditions of this Agreement.

HP Confidential                                             Lexmark Confidential

                                   EXHIBIT 4
                                   ---------







                  4.2 Subject to Subsection 4.3, any license granted under any of the above provisions to have Printer Consumables made by a third-party
manufacturer  for  the  use,   importation,   offer for sale,  sale  or   other
disposition by a party or any of its Subsidiaries requesting such making ("the Requesting Party") shall be restricted to all of the following conditions:

                  4.2.1 The designs, specifications and working drawings for the manufacture of such products must be owned by, furnished by, and originate with the Requesting Party;

                  4.2.2 The designs, specifications and working drawings must be in sufficient detail that substantially no additional designing by the third-party manufacturer is required other than minor adaptation to the production processes and standards normally used by the third-party manufacturer, which adaptation changes the characteristics of such products only to a negligible extent; and

                  4.2.3 Any products made pursuant to this Subsection 4.2 by a third party manufacturer shall be purchased by the Requesting Party.

         4.3 Solely with regard to               any  license  granted   under
any of the above provisions to have Licensed Products made by a third-party manufacturer for the use, importation,offer for sale, sale or other disposition by a party or any of its Subsidiaries requesting such making ("the Requesting Party") shall be restricted to all of the following conditions:

                  4.3.1 The designs, specifications and working drawings for the manufacture of such products must be owned by, furnished by, and originate with the Requesting Party;

                  4.3.2 The designs, specifications and working drawings must be in sufficient detail that substantially no additional designing by the third-party manufacturer is required other than minor adaptation to the production processes

HP Confidential                                             Lexmark Confidential

                                   EXHIBIT 4
                                   ---------

         and standards normally used by the third-party manufacturer, which adaptation changes the characteristics of such products only to a negligible extent; and

                  4.3.3 Any and all products  made  pursuant to this  Subsection
         4.3 by a third-party manufacturer shall be purchased by the Requesting Party.

















5.       Warranty and Disclaimer.

         5.1 Each party warrants that it has the right to grant the licenses set forth in Section 3 hereof. Neither party makes any other representations or warranties, express or implied, nor does either party assume any liability with respect to any infringement of patents or other rights of third parties due to the other party's operation under the licenses granted herein, nor does either party assume any responsibility for enforcement of its patents against third parties.

         5.2 Lexmark warrants that Lexmark International Group, Inc. ("LIG") and its subsidiaries (other than Lexmark or Subsidiaries of Lexmark) currently do not own any patents. In the event LIG itself becomes the owner of any patents, which if owned by Lexmark would be within the scope of the Licensed Patents as defined in this Agreement, Lexmark also warrants that it will cause such patents to be licensed to HP and its Subsidiaries on the same basis as the Licensed Patents.

HP Confidential                                             Lexmark Confidential

                                   EXHIBIT 4
                                   ---------



6. Confidentiality.

         6.1 The parties agree that although the existence of this Agreement is not confidential, the terms are confidential. Each party shall use the same degree of care to prevent disclosure of the terms of this Agreement to any third party as it uses to protect its own most sensitive confidential information. In no event will this obligation of confidentiality preclude any disclosure required by law or by a regulatory authority, provided that prior to making any such disclosure of the terms of this Agreement a party shall promptly consult in advance with the other party and shall use all commercially reasonable efforts to obtain written assurance that confidential treatment will be accorded to such information. If any party determines upon the advice of counsel that this Agreement or any part of it is required to be filed with the Securities and Exchange Commission, the parties agree that: (a) confidential treatment shall be sought for the provisions of the Agreement as indicated by the redacted copy of this Agreement attached hereto as Exhibit 4, (b) the party making the filing shall give the other party the opportunity to review and provide input on the filing and the confidential treatment request, and (c) the filing party will give the other party a copy of any submission. The parties further agree that neither party will issue a press release or otherwise make a public announcement relating to the existence or provisions of this Agreement without the prior written consent of the other party, except as set forth in Exhibit 3 in the case of Lexmark and as may be adapted with respect to company specific information in the case of either HP or Lexmark.

         6.2 Notwithstanding the provisions of Subsection 6.1, if either party determines that a potential Change of Control may take place with regard to a particular third party and that it is reasonably necessary to disclose the terms of Section 7 and Exhibit 2 of this Agreement, then such party may disclose such information, provided such party shall use all commercially reasonably efforts to obtain written assurance that confidential treatment will be accorded such information.

         6.3 In the event of termination of a license under Section 7 of this Agreement, each party may make a public disclosure (subject to the provisions of Subsection 6.1) concerning the termination and the surviving licenses.

7.       Term and Termination.

         7.1 The term of this Agreement shall be from the effective date hereof until the expiration of the last to expire of the patents licensed hereunder.

         7.2 All licenses granted by this Agreement under may be terminated: (a) by HP if a Change of Control, as defined in Exhibit 2, occurs with respect to Lexmark, LIG, or any successor entity to either of them; or (b) by

HP Confidential                                             Lexmark Confidential

                                   EXHIBIT 4
                                   ---------

Lexmark  if  a  Change  of   Control,  as defined  in  Exhibit  2,  occurs  with
respect to HP or any successor entity to it. In order to be effective, such termination must be in accordance with paragraphs 7.2.1 and 7.2.2.

                  7.2.1 Any termination pursuant to this Subsection 7.2 shall be effective as of the date that such Change of Control takes place provided that the party terminating the licenses gives written notice to the other party as set forth in paragraph 7.2.2.

                  7.2.2 Each party shall give the other party prompt written notice of the occurrence of a Change of Control of such party. The party seeking to terminate licenses pursuant to this Subsection 7.2 must provide the terminated party with written notice of termination within ninety (90) days of the date of receipt of the notice of the occurrence of a Change of Control or the licenses shall remain in effect.

                  7.2.3 Notwithstanding any provisions to the contrary, in the event of a termination of licenses pursuant to this Section 7, the terminating party (as a Licensor) hereby grants to the terminated party (as a Licensee) and its Subsidiaries a worldwide, royalty-free, non-exclusive license under to make, have made (as provided in Section 4), use, import, offer for sale, sell or otherwise dispose of Licensed Products as follows:

                  (a) Printer Accessories, Printer Service Items, Printer Consumables, Customized OEM Consumables, Printer Consumable Components, Print Media, and Printer Consumable Material: (i) for a period







                  (b) Printers, Print Mechanisms, and typewriters for a period




                  7.2.4 Any termination of licenses  pursuant to this Subsection
         7.2 shall not relieve the party whose licenses are terminated of any obligation or liability accrued hereunder, and such termination shall not affect in any manner any licenses or other rights granted to the other party under this Agreement. In the event of the termination of any patent licenses under this Subsection 7.2, all other rights and obligations under this Agreement shall remain in effect.

HP Confidential                                             Lexmark Confidential

                                   EXHIBIT 4
                                   ---------

          7.3 Except as otherwise provided in this Section 7 and in Subsection 3.5, in the event either party fails to cure or is unable to cure a material breach of this Agreement within sixty (60) days after receipt of written notice of such breach, the other party may bring an action for breach under this Subsection 7.3. The non-breaching party shall be entitled only to damages and/or injunctive relief, except in cases where damages and/or injunctive relief would not be equitable for a particular material breach. In any such case, upon a final judicial determination that a material breach has occurred and was not timely cured or cannot be cured as provided in this Subsection 7.3 and that other relief is not equitable, the
     breaching party's licenses under                                     may be
     terminated effective as of the date of receipt of written notice of such material breach by the breaching party. The parties agree that in the event of such a termination of the breaching party's licenses under the  non-breaching  party shall only be
     licensed under the breaching  party's
     entitled to a first effective filing date prior to the effective date of such termination. The parties further agree that in no event shall any remedy for breach include termination of the licenses to either party
     under                                            such licenses
     and all the limitations and obligations associated with those licenses shall remain in effect.

8.       Miscellaneous.

         8.1 Merger: This Agreement (including attached Exhibits 1, 2, 3 and 4) constitutes the entire Agreement between the parties relating to and to this extent supersedes all prior proposals, agreements, representations and other communications between the parties with respect to the Previously and Subsequently Licensed Patents.

         8.2 Amendment: No change in the provisions of this Agreement shall be valid unless in writing and signed by both parties.

         8.3 Assignment: Neither party may assign, sublicense, or otherwise transfer its rights and obligations under this Agreement to any party at any time under any circumstances, without the prior written consent of the other party, including, without limitation, in the event of a Change of Control (as defined in Exhibit 2) or by operation of law; provided, however, that (a) with respect to an assignment by operation of law, the consent of HP shall not be unreasonably withheld in any of the following cases: (i) a consolidation of Lexmark with LIG in which neither Lexmark nor LIG survives, (ii) a merger of Lexmark with a Lexmark Qualified Subsidiary in which Lexmark is not the surviving corporation, or (iii) a merger of Lexmark with a subsidiary of LIG (other than Lexmark) in which Lexmark is not the surviving corporation and such LIG subsidiary is subject to jurisdiction in the United States, was formed exclusively to acquire Lexmark

HP Confidential                                             Lexmark Confidential


                                   EXHIBIT 4
                                   ---------


and has no  operating  assets or  independentbusiness operations; and (b)  with
respect to an assignment by operation of law,  the  consent  of Lexmark   shall
not be unreasonably withheld in either of the following cases:(i)a consolidation of HP with an HP Qualified Subsidiary in which neither HP nor the HP Qualified Subsidiary survives, or (ii) a merger of HP into an HP Qualified Subsidiary in which HP is not the surviving corporation.


                  8.3.1 For purposes of this Subsection 8.3, "Lexmark Qualified Subsidiary" means a Lexmark (a) wholly-owned subsidiary, (b) less than wholly-owned but at least majority-owned subsidiary so long as any such merger or consolidation is undertaken predominantly for corporate structuring purposes and not pursuant to any written or oral agreement with any Person which is not a Subsidiary, or (c) Subsidiary, the only shares of which that are owned by Persons other than Lexmark or any of its Subsidiaries are directors' qualifying shares or shares owned solely to satisfy local law ownership requirements.

                  8.3.2 For  purposes  of this  Subsection  8.3,  "HP  Qualified
         Subsidiary" means an HP (a) wholly-owned subsidiary, (b) less than wholly-owned but at least majority-owned subsidiary so long as any such merger or consolidation is undertaken predominantly for corporate structuring purposes and not pursuant to any written or oral agreement with any Person which is not a Subsidiary, or (c) Subsidiary, the only shares of which that are owned by Persons other than HP or any of its Subsidiaries are directors' qualifying shares or shares owned solely to satisfy local law ownership requirements.

                  8.3.3 Any permitted successors or assigns of either party shall be bound by the terms and conditions of this Agreement.

         8.4 Neither party shall assign or convey any of its Licensed Patents (or applications therefor) unless such assignment or conveyance is made subject to the terms and conditions of this Agreement.

         8.5 Disputes: With regard to any dispute arising out of this Agreement, the parties shall first attempt to settle the same by means of amicable, sensible and generally reasonable discussions and/or negotiations held between the parties for at least sixty (60) days before filing any suit or action.

         8.6 Waiver: The failure or delay of either party in exercising any of its rights hereunder, including any rights with respect to a breach of any obligation to pay royalties by the other party, shall in no way operate as a waiver of such rights or prevent the assertion of such rights with respect to any later breach or default by such other party.

         8.7 Exhibits: Exhibits 1, 2, 3 and 4 referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein.

HP Confidential                                             Lexmark Confidential


                                   EXHIBIT 4
                                   ---------

         8.8 Headings and Days: The headings used in this Agreement are for reference and convenience only and shall not be used in interpreting the provisions of this Agreement. All references to "days" in this Agreement shall mean calendar days unless otherwise stated.

         8.9 No Other Licenses: Nothing contained in this Agreement shall be deemed to grant, either directly or by implication, estoppel, or otherwise, any licenses under patents or other intellectual property rights other than as specifically provided in this Agreement.

         8.10 Unenforceability: Should any provision of this Agreement be held unenforceable, such holding shall not affect the validity and enforceability of the remaining provisions of this Agreement.

         8.11 Notice: Any notice or acceptance provided for in this Agreement shall be in writing and (except as otherwise provided in Subsection 3.5, 7.2 and 7.3) shall be deemed to have been given on the date such communication is deposited in certified or registered first class mail, in an appropriately stamped envelope, addressed as follows (or to such other address as a party shall designate by written notice given to the other party):

                  Director of Patents and Licenses
                  Legal Department
                  Hewlett-Packard Company
                  3000 Hanover Street
                  Palo Alto CA  94303

                  General Counsel
                  Lexmark International, Inc.
                  740 New Circle Road, N.W.
                  Lexington, Kentucky  40511

          8.12 Waiver and Release: The parties hereto acknowledge the existence of Section 1542 of the Civil Code of the State of California which reads as follows:

         A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

The parties hereby respectively expressly waive and relinquish all rights and benefits under Section 1542, and any law or legal principle of similar effect in any jurisdiction, with respect to the releases granted in Subsection 3.1.

          8.13 Choice of Law: This Agreement shall be governed by the laws of the State of California.

HP Confidential                                             Lexmark Confidential


                                   EXHIBIT 4
                                   ---------


In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on the day and year first set forth above.




Hewlett-Packard Company                       Lexmark International, Inc.

By:______________________________             By: ______________________________

Typed Name:  _____________________            Typed Name: ______________________

Title: ____________________________           Title:  __________________________

Date: ____________________________            Date:  ___________________________

HP Confidential                                             Lexmark Confidential


                                    EXHIBIT 1
                                    ---------

HP Confidential                                             Lexmark Confidential


                                    EXHIBIT 2
                                    ---------

         "Actual  Voting  Power" with  respect to a  corporation  shall mean the
          ---------------------
         total number of votes that may be cast in the election of directors (or other managing authority if not a corporation) of such corporation at any meeting of stockholders of such corporation, assuming all shares of common stock and other securities of such corporation entitled to vote generally in the election of directors of such corporation were present and voted at such meeting, other than votes that may be cast only by one class or series of stock (other than common stock) upon the happening of a contingency. Options and other convertible securities, prior to the exercise or conversion of any such securities, shall not count for the purposes of determining "Actual Voting Power" in this
         Exhibit 2.

         "Affiliate"  shall mean, when used with respect to a specified  Person,
         -----------
         another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.







         A "Change of Control" shall have occurred with respect to an entity for
           -------------------
         the purposes of this Agreement if any one or more of the following shall occur:

                           (1) The entity or any of its Subsidiaries shall consolidate with, or merge with and into, any other Person and the other Person shall be the continuing or surviving corporation (other than with any of its or, if the entity is Lexmark, its parent holding company's (A) wholly-owned subsidiaries, (B) less than wholly-owned but at least a majority-owned subsidiary so long as any such merger or consolidation is undertaken predominantly for corporate structuring purposes and not pursuant to any oral or written agreement with a Person which is not a Subsidiary, or (C) Subsidiary, the only shares of which that are owned by Persons other than the entity or any of its Subsidiaries are directors' qualifying shares or shares owned solely to satisfy local law ownership requirements), and as a part of such transaction such other Person or its Subsidiaries or shareholders become the owner of Equity Securities representing more than fifty percent (50%) of the Actual Voting Power of the entity.

HP Confidential                                             Lexmark Confidential
















                           (2) Any Person or any of its Subsidiaries shall consolidate with the entity, or merge with and into the entity and the entity shall be the continuing or surviving corporation of such consolidation or merger (other than any consolidation or merger with any of such entity's or, if the entity is Lexmark, its parent holding company's (A) wholly-owned subsidiaries, (B) less than wholly-owned but at least a majority-owned subsidiary so long as any such merger or consolidation is undertaken predominantly for corporate structuring purposes and not pursuant to any written or oral agreement with any Person which is not a Subsidiary or, (C) Subsidiary, the only shares of which that are owned by Persons other than the entity or any of its Subsidiaries are directors' qualifying shares or shares owned solely to satisfy local law ownership requirements) and, in connection with such consolidation or merger, all or part of the capital stock shall be changed into or exchanged for stock or other securities of any Person (including the entity) or cash or any other property, and as a part of such transaction such other Person or its Subsidiaries or shareholders become the owner of Equity Securities representing more than fifty percent (50%) of the Actual Voting Power of the entity.

HP Confidential                                             Lexmark Confidential

























                           (6) An entity  shall  file a  voluntary  petition  in
                  bankruptcy or a Person shall file in a court of competent jurisdiction an involuntary petition in bankruptcy against an entity and such involuntary petition is not withdrawn, dismissed or stayed within ninety (90) days thereafter.

                           (7) An entity which is insolvent  shall be liquidated
                  or dissolved; provided, however, that a merger in which the entity is not the surviving or resulting corporation does not constitute a dissolution within the meaning of this subparagraph (7).

HP Confidential                                             Lexmark Confidential











         "Control,  "controlled  by" and "under common  control with" shall mean
         --------   ----------------
         possession, directly or indirectly, of power to direct or cause the direction of management or policies, whether through ownership of securities or partnership, limited liability company or other ownership interests, by contract or otherwise.

         "Equity Securities" shall mean any securities of a corporation entitled
         -------------------
         to vote generally in the election of directors of such corporation (or if not a corporation, for election of a similar managing body).














         "Person" shall mean any individual,  firm,  corporation,  including HP,
         --------
         LIG or Lexmark, partnership, limited liability company, trust, joint venture, "Group" within the meaning of Section 13(d)(3) of the Exchange Act, court, administrative agency or commission or other governmental agency or instrumentality, domestic or foreign, or any arbitrator, of competent jurisdiction, or other entity, and shall include any successor (by merger or otherwise) of such entity.

HP Confidential                                             Lexmark Confidential




















     "Subsidiaries"  means any  corporation or other business  entity in which a
     --------------
     Person now or hereafter owns or controls more than fifty  percent (50%) of
the  outstanding   voting  stock  or  other  voting  rights entitled  to  elect directors, but such corporation or entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.